Virtus Dynamic Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated October 30, 2015 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,

each dated January 28, 2015, as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Opportunities Trust (the “Board”), on behalf of Virtus Dynamic Trend Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of Virtus Dynamic Trend Fund, a series of Virtus Opportunities Trust, with and into Virtus Equity Trend Fund, a separate series of Virtus Opportunities Trust.

Merging Fund	Surviving Fund
Virtus Dynamic Trend Fund	Virtus Equity Trend Fund

Pursuant to the Agreement, Virtus Dynamic Trend Fund will transfer all or substantially all of its assets to Virtus Equity Trend Fund in exchange for shares of Virtus Equity Trend Fund and the assumption by Virtus Equity Trend Fund of all liabilities of Virtus Dynamic Trend Fund. Following the exchange, Virtus Dynamic Trend Fund will distribute the shares of Virtus Equity Trend Fund to its shareholders pro rata, in liquidation of Virtus Dynamic Trend Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of Virtus Dynamic Trend Fund. It is currently anticipated that these matters will be submitted for approval at a shareholder meeting in the first quarter of 2016. Additional information about the reorganization, as well as information about Virtus Equity Trend Fund, will be distributed to shareholders of Virtus Dynamic Trend Fund in the form of a Prospectus/Proxy Statement.

Separately, on or about January 15, 2016, all Class B Shares of the Virtus Dynamic Trend Fund will be converted to Class A Shares of said Fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. This conversion will take place whether or not the proposed reorganization has been approved by shareholders. Assuming shareholder approval of the proposed reorganization, affected shareholders will then receive Class A Shares of the Virtus Equity Trend Fund as a result of the reorganization.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/DynamicTrend Merger (10/15)